UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2011

SeraCare Life Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-34105	33-0056054
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

37 Birch Street, Milford, Massachusetts		01757
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(508) 244-6400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 23, 2011, SeraCare Life Sciences, Inc., (the "Company") announced the receipt of an unsolicited offer from MSMB Capital proposing to purchase all of the outstanding shares of the Company for $4.25 per share. It is anticipated that the Company's Board of Directors will review the proposal in due course.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
99.1 Press release, dated June 23, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.

June 23, 2011	By:	/s/ Gregory A. Gould

Name: Gregory A. Gould
Title: Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated June 23, 2011.